Exhibit 10.56

In Madrid, on the 21st day of November, 2007

APPEARING PARTIES

(1)	SUNPOWER ENERGY SYSTEMS SPAIN, S.L. (hereinafter, the “Contractor”), with a registered office in Madrid, at calle Pradillo nº 5.

(2)	NATURENER SOLAR TINAJEROS, S.L.U. (hereinafter, the “Owner”), with a registered office at calle Núñez de Balboa, 120, 7º, 28006, Madrid and having Tax Identification Code (CIF) number B-85128781.

(3)
MORALAS RENOVABLES, S.L. NATURENER SOLAR TINAJEROS, S.L.U. (hereinafter, the “Owner”), with a registered office at calle Núñez de Balboa, 120, 7º, 28006, Madrid and having Tax Identification Code (CIF) number B-79136636.

(4)
ALMURADIEL SOLAR, S.L. NATURENER SOLAR TINAJEROS, S.L.U. (hereinafter, the “Owner”), with a registered office at calle Núñez de Balboa, 120, 7º, 28006, Madrid and having Tax Identification Code (CIF) number B-82299587.

Hereinafter, the companies mentioned in paragraphs (1) to (4) above, will be jointly referred to as the “Parties”.

ESTATE

That according to the following contracts (hereinafter, the “Construction Contracts”):

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Turnkey construction contract entered into between SunPower Energy Systems Spain, S.L. and NATURENER SOLAR TINAJEROS, S.L. on November 6, 2007, for the construction of a solar park in Albacete, consisting of one hundred (100) Solar Facilities of 100kW each.

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Turnkey construction contract entered into between SunPower Energy Systems Spain, S.L. and MORALAS RENOVABLES, S.L. on November 6, 2007, for the construction of a solar park in Manzanares, consisting of fifty (50) Solar Facilities of 100kW each.

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Turnkey construction contract entered into between SunPower Energy Systems Spain, S.L. and ALMURADIEL SOLAR, S.L. on November 6, 2007, for the construction of a solar park in Almuradiel, consisting of twenty five (25) Solar Facilities of 100kW each.

The Parties have decided to replace the date of November 23, 2007 set forth in Section 3(3) of all the Construction Contracts, by the date of November 30, 2007. Consequently as of the date hereof, it will be understood that all references made in Section 3(3) of the Construction Contracts to November 23, 2007, shall be replaced by November 30, 2007.

And in witness whereof, the Parties execute this Contract in the place and on the date first set forth above.

NATURENER SOLAR TINAJEROS, S.L.	SUNPOWER ENERGY SYSTEMS SPAIN, S.L.
MORALAS RENOVABLES, S.L.	Signed: Mr. Marco Antonio Northland
ALMURADIEL SOLAR, S.L.
Signed: Mr. Juan Carlos Sirviente Rodrigo